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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — March 21, 2011

ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 279-5700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

            On March 21, 2011, Assured Guaranty Ltd. ("AGL") made available in the Investor Information section of its website the following materials: (i) the Assured Guaranty Corp. ("AGC") December 31, 2010 Financial Supplement, (ii) the Assured Guaranty Municipal Corp. ("AGM") December 31, 2010 Financial Supplement and (iii) the Assured Guaranty Re Ltd. ("AG Re") December 31, 2010 Financial Supplement.

            The AGC Financial Supplement, the AGM Financial Supplement and the AG Re Financial Supplement are attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively.

Item 7.01 Regulation FD Disclosure.

            On or before March 24, 2011, AGL will make available in the Investor Information section of its website its Fixed Income Investor Presentation for the Fourth Quarter of 2010. This presentation can be obtained from the AGL website at http://www.assuredguaranty.com/presentations.

Item 9.01 Exhibits.

    (d) Exhibits

Exhibit Number	Description
99.1	Assured Guaranty Corp. December 31, 2010 Financial Supplement
99.2	Assured Guaranty Municipal Corp. December 31, 2010 Financial Supplement
99.3	Assured Guaranty Re Ltd. December 31, 2010 Financial Supplement

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 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURED GUARANTY LTD.
By:	/s/ Robert Mills Name: Robert Mills Title: Chief Financial Officer

DATE:    March 21, 2011

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 EXHIBIT INDEX

Exhibit Number	Description
99.1	Assured Guaranty Corp. December 31, 2010 Financial Supplement
99.2	Assured Guaranty Municipal Corp. December 31, 2010 Financial Supplement
99.3	Assured Guaranty Re Ltd. December 31, 2010 Financial Supplement

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  Item 2.02 Results of Operations and Financial Condition.
  Item 7.01 Regulation FD Disclosure.
  Item 9.01 Exhibits.
SIGNATURES
EXHIBIT INDEX